UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2010
WESCO International, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-14989

Delaware (State or other jurisdiction of incorporation or organization)	25-1723345 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700
Pittsburgh, Pennsylvania 15219 (Address of principal executive offices)	(412) 454-2200 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On November 19, 2010, WESCO International, Inc. (the “Company”) announced that it will redeem all of its outstanding 2.625% Convertible Senior Debentures due 2025 (the “Debentures”) on December 23, 2010 (the “Redemption Date”). In accordance with the terms of the Debentures, the Debentures will be redeemed by the Company at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the Redemption Date. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Press Release of WESCO International, Inc., dated as of November 19, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.
By:	/s/ Richard P. Heyse
Richard P. Heyse
Vice President and Chief Financial Officer

Dated: November 19, 2010

EXHIBIT INDEX

Exhibit 99.1	Press Release of WESCO International, Inc., dated as of November 19, 2010